EXHIBIT 32

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

        In connection with the Quarterly Report of Striker Energy Corp. (Registrant) on Form 10Q-SB filed with the Securities and Exchange Commission filed concurrently herewith (the Report), I, Shawn Perger, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

        (1)     the Report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                             Striker Energy Corp., a Nevada corporation

Date: October 11, 2007                                              By:/s/ Shawn Perger, President, CEO,  Treasurer, Principal Accounting Officer and Director